UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 16, 2016

Sanchez Production Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1000 Main Street, Suite 3000
Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 783-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Underwriting Agreement

On November 16, 2016, Sanchez Production Partners LP (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and RBC Capital Markets, LLC as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”), providing for the public offering and sale (the “Offering”) by the Partnership of 6,550,802 common units representing limited partner interests in the Partnership (the “Units”), at a price to the public of $11.00 per common unit.  Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 982,620 common units from the Partnership.

The material terms of the Offering are described in the prospectus, dated November 16, 2016 (the “Prospectus”), filed by the Partnership with the Securities and Exchange Commission (the “Commission”) on November 17, 2016 pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”).  The Units to be sold in the Offering were registered under the Securities Act pursuant to a Registration Statement on Form S-1 (File No. 333-213219), which was declared effective by the Commission on November 16, 2016.

The Underwriting Agreement contains customary representations, warranties and agreements of the Partnership and customary conditions to closing, obligations of the parties and termination provisions. The Partnership has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Purchase Agreement

On November 16, 2016, the Partnership entered into a Common Unit Purchase Agreement (the “Purchase Agreement”) with SN UR Holdings, LLC (the “Purchaser”), a wholly-owned subsidiary of Sanchez Energy Corporation (“Sanchez Energy”), providing for the issuance and sale by the Partnership in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act (the “Private Placement”) of 2,272,727 common units representing limited partner interests in the Partnership (the “Privately Placed Units”), at a price of $11.00 per common unit.

The Purchase Agreement contains customary representations, warranties and agreements of the Partnership and customary conditions to closing, obligations of the parties and termination provisions.  In addition, the closing of the Purchase Agreement is conditioned on the Partnership consummating the Offering and the acquisitions contemplated by the purchase agreements filed as Exhibits 2.1 and 2.2 to the Partnership’s Form 8-K filed with the Commission on October 7, 2016.  The Partnership has agreed to indemnify the Purchaser against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Purchaser may be required to make because of any of those liabilities.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Registration Rights Agreement

In connection with the Purchase Agreement, on November 22, 2016, the Partnership entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchaser pursuant to which the Partnership granted to the Purchaser certain registration rights related to the Privately Placed Units.  Under the Registration Rights Agreement, the Partnership granted the Purchaser demand registration rights with respect to the preparation and filing with the Commission of one or more registration statements for the purpose of registering the resale of the Privately Placed Units.

The Partnership also agreed, among other things, to indemnify and hold harmless the Purchaser and its controlling persons and their respective officers, directors, members, partners, agents, brokers, investment advisors and employees from and against all losses of the Purchaser incident to the Partnership’s obligations under the Registration Rights Agreement, including certain liabilities under the Securities Act.  The Purchaser has agreed to indemnify and hold harmless the Partnership and its controlling persons and their respective directors, officers, agents and employees from and against all losses that may be based upon written information furnished by the Purchaser to the Partnership for inclusion in a registration statement pursuant to the Registration Rights Agreement or the Purchaser’s improper use of a prospectus, including certain liabilities under the Securities Act.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to such document, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Other Information

The Underwriters and their affiliates have performed investment and commercial banking and advisory services for the Partnership and its affiliates from time to time for which they have received customary fees and expenses.  The Underwriters and their affiliates may, from time to time, engage in transactions with and perform services for the Partnership in the ordinary course of their business.  Affiliates of certain of the Underwriters are lenders under the Partnership’s credit facility and accordingly, will receive a portion of the net proceeds from the Private Placement resulting from the repayment of indebtedness with the use of proceeds therefrom.  In addition, Johnson Rice & Company, L.L.C. has represented the audit committee of Sanchez Energy in connection with its recent sale to the Partnership of the 50% interest in Carnero Gathering, LLC.

Antonio R. Sanchez, III is Sanchez Energy’s Chief Executive Officer and is a member of the board of directors of both Sanchez Energy and of the general partner of the Partnership.

Sanchez Oil and Gas Corporation (“SOG”) is a private company that provides certain services to both Sanchez Energy and the Partnership.  Antonio R. Sanchez, Jr., the father of Antonio R. Sanchez, III, is a member of the board of directors of Sanchez Energy and both are officers and directors of SOG.  Patricio D. Sanchez, the son of Antonio R. Sanchez, Jr. and brother of Antonio R. Sanchez, III, is an Executive Vice President of Sanchez Energy, an officer of SOG and an officer and director of the general partner of the Partnership.  Eduardo A. Sanchez, the son of Antonio R. Sanchez, Jr. and brother of Antonio R. Sanchez, III and Patricio D. Sanchez, is Sanchez Energy’s President and a director of the general partner of the Partnership.  Antonio R. Sanchez, Jr., Antonio R. Sanchez, III, Patricio D. Sanchez and Eduardo A. Sanchez all directly or indirectly own certain equity interests in Sanchez Energy, the Partnership, the Partnership’s general partner and SOG.

Item 3.02                                           Unregistered Sales of Equity Securities.

The description of the Private Placement contained in Item 1.01 is hereby incorporated by reference.

Item 7.01                                           Regulation FD Disclosure.

On November 22, 2016, the Partnership closed the Offering and Private Placement described in Item 1.01, which description is incorporated herein by reference.

The information included in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference into any filing under the Securities Act, or the Exchange Act.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.		Exhibit

1.1

Underwriting Agreement, dated November 16, 2016, between Sanchez Production Partners LP and Citigroup Global Markets Inc. and RBC Capital Markets, LLC, as representatives of the underwriters named therein*

4.1		Registration Rights Agreement, dated November 22, 2016, between Sanchez Production Partners LP and SN UR Holdings, LLC

10.	1	Purchase Agreement, dated November 16, 2016, between Sanchez Production Partners LP and SN UR Holdings, LLC*

*                                         The exhibits and schedules to the these agreements have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Partnership will furnish copies of such omitted exhibits and schedules to the Securities and Exchange Commission upon request. Descriptions of such exhibits and schedules are set forth on the table of contents of the respective agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ PRODUCTION PARTNERS LP

By: Sanchez Production Partners GP LLC, its general partner

Date: November 22, 2016	By:	/s/ Charles C. Ward
Charles C. Ward
Chief Financial Officer

Exhibit Index

Exhibit No.		Exhibit

1.1

Underwriting Agreement, dated November 16, 2016, between Sanchez Production Partners LP and Citigroup Global Markets Inc. and RBC Capital Markets, LLC, as representatives of the underwriters named therein*

4.1		Registration Rights Agreement, dated November 22, 2016, between Sanchez Production Partners LP and SN UR Holdings, LLC

10.	1	Purchase Agreement, dated November 16, 2016, between Sanchez Production Partners LP and SN UR Holdings, LLC*

*                                         The exhibits and schedules to the these agreements have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Partnership will furnish copies of such omitted exhibits and schedules to the Securities and Exchange Commission upon request. Descriptions of such exhibits and schedules are set forth on the table of contents of the respective agreements.